                                                                   EXHIBIT 10.33

THIS OPTION AND THE SECURITIES SUBJECT TO THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.


                       OPTION TO PURCHASE COMMON STOCK OF

                         CALYPTE BIOMEDICAL CORPORATION

                         ISSUANCE DATE: OCTOBER 12,1995

                  EXPIRATION DATE: OCTOBER 12,2005 OR EARLIER

         This certifies that Cal-Wood Investment Ltd. or permitted assigns, is entitled, subject to the terms set forth below, to purchase from Calypte Biomedical Corporation, a California corporation, (the "Company") up to 7,221 shares (which number is subject to adjustment as provided herein) of fully paid and nonassessable Common Stock of the Company at the purchase price of $7.50 per share, subject to adjustment as provided herein, (the "Purchase Price") at any time or from time to time through October 12, 2005 or earlier per terms set forth below. Such price and number of shares are subject to adjustment as provided in Section 2 of this Option.

1.       Definitions

         As used in this Option, the following terms, unless the context otherwise requires, have the following meanings:

         (a) "Company" includes any corporation which shall succeed to or assume obligations of the Company under this Option.

         (b) "Stock", when used with reference to shares of stock of the Company, means shares of Common Stock of the Company, as presently defined in the Company's Restated Articles of Incorporation, and stock of any other class into which those shares many hereafter be changed.

         (c) "Shares" shall mean the shares of Stock purchasable hereunder and shall include all shares into which the Shares purchasable hereunder may be converted or changed.

         (d) "Optionholder", "holder of Option", "holder", or similar terms when the context refers to a holder of the Option, mean any person who shall at the time be the register holder of this Option.

2.       Milestones

         (a) The Optionholder may exercise the Option to purchase common stock subject to the attainment of the Milestones set forth in the schedule below. The achievement of a Milestone is a condition precedent to the availability of an Option to purchase the respective number of common stock at the Exercise
Price.:

                                            MILESTONES                           NUMBER OF SHARES SUBJECT TO
                                                                                            OPTIONS
                   1.      Upon the Effective Date of the Agreement                            1,520
                           for the purchase of Pepgen Securities

                   2.      Upon signing of a Research and                                      1,520
                           Development Contract with proceeds of
                           $1 million USD or greater

                   3.      Upon signing of a licensing agreement                               1,520
                           with proceeds of $5 million USD or
                           greater

                   4.      Upon filing of an Investigation of New                              381
                           Drug ("IND") application with the US
                           Food and Drug Administration
                           ("USFDA"), or with similar agencies in
                           Europe or Japan

                   5.      Upon filing of a New Drug Application                               760
                           ("NDA") with the USFDA or with similar
                           agencies in Europe or Japan

                   6.      Upon first commercial sales of an                                   1,520
                           Company product based on an NDA

                 (b) Upon the achievement of a Milestone set forth in paragraph 2 above thereby giving rise to the Option to exercise the number of shares indicated next to the Milestone as provided for herein, the Optionholder shall have thereafter thirty-six (36) months in which to exercise said Options ("Option Period"). Failure to remit to the Company the Exercise Price within said Option Period shall constitute an irrevocable waiver of the right to exercise said Option granted hereunder. Payment of the Exercise Price for all options exercised pursuant to this Agreement is due on transfer of the Company's Common Stock. Optionholder shall not be eligible to own any fractional shares of the Company's Common Stock and calculation of the option eligibility of the Optionholder shall at all times be rounded down to the nearest whole number of shares.

                 (c) Notwithstanding any provision to the contrary, this Agreement and the Option granted hereunder shall automatically terminate and expire ten (10) years after the Effective Date. At such point in time, any Milestones not yet achieved which would have given rise to an Option as set forth herein and any rights related thereto shall also terminate. In no event shall any part of the option be exercisable after the expiration of the ten
(10) years (referenced above) from the Effective Date.

3.       Adjustment of Purchase Price and Number of Shares

         The number and kind of securities purchasable upon the exercise of this Option and the Purchase Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Reclassification. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Option (other than upon any consolidation or merger of the Company with or into another corporation unless this corporation is the surviving corporation, or upon the sale of all or substantially all of the assets of the Company) then, and in any such case, the holder of this Option, upon the exercise hereof at any time after the consummation of such reclassification or change shall be entitled to receive in lieu of each share of Stock theretofore issuable upon exercise of this Option, the kind and amount of shares of stock, other securities, money and property received upon such reclassification or change by a holder of one share of Stock. The provisions of this subsection (a) shall similarly apply to successive reclassification or changes.

         (b) Subdivision or Combination of Stock. If the Company at any time while this Option remains outstanding and unexpired shall subdivide or combine its Stock, the Purchase Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

         (c) Stock Dividends. If the Company at any time while this Option is outstanding shall pay a dividend with respect to Stock payable in Stock, or make any other distribution of Stock with respect to Stock (except any distribution specifically provided for in the foregoing subsections (a) or (b), then the Purchase Price shall be adjusted, effective from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by a fraction, (a) the numerator of which shall be the total number of shares of Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Stock outstanding immediately after such dividend or distribution.

         (d) Non-Cash Dividends. If the Company at any time while this Option is outstanding shall pay a dividend with respect to Stock payable in securities other than Stock or other non-cash property, or make any other distribution of such securities or property with respect to Stock (except any distribution specifically provided for in the foregoing subsections (a) or
(b)), then this Option shall represent the right to acquire upon exercise of this Option such securities or property which a holder of Stock would have been entitled to receive upon such dividend or distribution, without the payment by the holder of this Option of any additional consideration for such securities or property.

         (e) Adjustment of Number of Shares. Upon each adjustment in the Purchase Price, the number of Shares shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Purchase Price by a fraction, the numerator of which shall be the Purchase Price immediately prior to such adjustment and the denominator of which shall be the Purchase Price immediately thereafter.

         (f) Notice of Adjustments. Whenever the Purchase Price shall be adjusted pursuant to Section 2 hereof, the Company shall issue a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price or Prices after giving effect to such adjustment, and the securities or other property for which this Option may then be exercised, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Option.

4.       Exercise Provisions

         (a) Manner of Exercise. This Option may be exercised in part or in whole only by the holder of this Option surrendering to the Company at its principal office in California, this Option, together with the exercise form attached to this Option duly executed by the holder together with payment to the Company in the amount obtained by multiplying the Purchase Price by the number of shares of Stock designated in the exercise form. Payment may be in cash or by bank check payable to the order of the Company.

         (b) Partial Exercise. On any partial exercise, the Company shall promptly issue and deliver to the holder of this Option a new Option or Options of like tenor in the name of that holder providing for the right to purchase that number of shares of Stock as to which this Option has not been exercised.

         (c) Net Exercise Rights. Notwithstanding the payment provisions set forth in this Section 4, the holder may elect to receive shares of Option Stock equal to the value (as determined below) of this Option by surrender of this Option at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder the number of shares of Common Stock determined by use of the following formula:

         X = Y(A-B)
                A

         Where:  X =  the number of shares of Common Stock to be issued to the holder.

                 Y = the number of shares of Common Stock subject to this Option

                 A = the Fair Market Value (as defined below) of one (1) share of Common Stock.

                 B =  the per share Purchase Price pursuant to this Option.

         For purpose of this Section 7, fair market value of a share as of a particular date shall mean:

         (i) If the Company's registration statement under the Act, covering its initial underwritten public offering of stock, has been declared effective by the Securities and Exchange Commission, then the fair market value of a share shall be calculated on the basis of the closing market price (last trade regular way if the Stock is traded on the New York or American Stock Exchange, and if not so traded, the last sale price or mean of the bid and asked prices as reported by NASDAQ) as of the date of exercise.

         (ii) If such a registration statement has not been declared effective, or if it has been declared effective but the offering is not consummated in accordance with the terms of the underwriting agreement between the Company and its underwriters relating to such registration statement, then as determined in good faith by the Company's Board of Directors upon a review of relevant factors.

5.       Delivery of Stock Certificates

         Within a reasonable time after full or partial exercise of this Option, the Company at its expense will cause to be issued in the name of and delivered to the holder of this Option, a certificate or certificates for the number of fully paid and nonassessable shares of Stock to which that holder shall be entitled upon such exercise, together with any other securities and property to which that holder is entitled upon such exercise under the terms of this Option. No fractional shares will be issued upon exercise of rights to purchase under this Option. If upon any exercise of this Option a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the closing market price (last trade regular way if the Stock is traded on the New York or American Stock Exchange, and if not so traded, the last sale price or mean of the bid and asked prices as reported by NASDAQ) as of the date of exercise, or, if the Stock is not publicly traded, then on the basis of the Company's good faith determination of the fair market value of the Stock.

6. Compliance with Securities Act, Disposition of Shares of Common Stock, Registration Rights

         (a) Compliance with Securities Act. The holder of this Option, by acceptance hereof, agrees that this Option and the Shares to be issued upon exercise hereof are being acquired for investment and that he will not offer, sell or otherwise dispose of this Option or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Option, the holder hereof shall confirm in writing, in a form satisfactory to the Company, that the Shares are being acquired for investment and not with a view toward distribution or resale (unless sale of the Shares has been registered under the Act). Any proposed transferee of this Option or the Shares (except a transferee of the Shares in a registered public offering) will be required to agree to the provisions of this Section 6. Certificates representing all Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.

         (b) Notice of Proposed Transfers. Prior to any proposed transfer of this Option or any of the Shares, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice (the "Notice") to the Company of such holder's intention to make such transfer. The Notice shall describe the manner and circumstances of the proposed transfer in sufficient detail. If requested by the Company prior to the transfer being effected, the holder shall provide to the Company a written opinion of legal counsel who shall be reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Option or the Shares may be effected without registration under the Securities Act. The holder of such securities shall be entitled to transfer such securities in accordance with the terms of the Notice only after the Company has consented in writing to such transfer. Each option or stock certificate evidencing the securities so transferred shall bear the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the securities laws. Transfer of the Option is further restricted by Section 7(f) hereof.

7.       Miscellaneous Provisions

         (a) Reservation of Stock. The Company convenants that it will at all times reserve and keep available, solely for issuance upon exercise of this Option, all shares of Stock or other securities from time to time issuable upon exercise of this Option.

         (b) Modification. This Option and any of its terms may be changed, waived, or terminated by a written instrument signed by the Company and the holders of the Options representing the right to acquire a majority of the shares of Stock then subject to issuance upon the exercise of the Options.

         (c) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Option and, in the case of loss, theft, or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense will execute and deliver, in lieu of this Option, a new Option of like tenor.

         (d) Option Agent. The Company may, on written notice to the holder of this Option, appoint an agent having an office in California for the purposes of issuing Stock or other securities upon the exercise of this Option and of replacing or exchanging this Option, and after that appointment any such issuance, replacement, or exchange shall be made at that office by that agent.

         (e) No Rights as Shareholder. No holder of this Option, as such, shall be entitled to vote or receive dividends or be considered a shareholder of the Company for any purpose, nor shall anything in this Option be construed to confer on any holder of this Option as such, any rights of a shareholder of the Company or any right to vote, to give or withhold consent to any corporate action, to receive notice of meeting of shareholders, to receive dividends or subscription rights or otherwise.

         (f) Nontransferability. This Option may not be transferred or assigned without the prior written consent of the Company except, subject to
Section 6(a) and (b), in its entirety to single purchaser who agrees to be bound by all the terms hereof including this paragraph.

         (g) Notices. Notices hereunder to the holder of this Option shall be sent by certified or registered mail to the address given to the Company by such holder and shall be deemed given when so mailed.

         (h) Governing Law. This Option shall be governed by the laws of the State of California as applied to contracts entered into in California between California residents.



                                               CALYPTE BIOMEDICAL CORPORATION



                                               By:    [SIG]
                                                   ----------------------------
                                                    Jack Davis

                                FORM OF EXERCISE
                     (To be signed upon exercise of Option)

To:      Calypte Biomedical Corporation

         The undersigned holder of the attached Option hereby irrevocably elects to exercise the right to purchase________________ shares of_____ _______________Stock of Calypte Biomedical Corporation and herewith makes payment of $____________________ for those shares, and requests that the certificate for those shares be issued in the name of the undersigned and delivered to the address below the signature of the undersigned. The undersigned hereby affirms the statements and convenants in Section 6 of the Option.





Dated:____________________





                                                 (Signature must conform in all
                                                 respects to name of holder as
                                                 specified on the face of the
                                                 attached Option).

                                                  ______________________________
                                                   Signature

                                                  ______________________________
                                                   Address

                                                  ______________________________

THIS OPTION AND THE SECURITIES SUBJECT TO THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.


                       OPTION TO PURCHASE COMMON STOCK OF

                         CALYPTE BIOMEDICAL CORPORATION

                         ISSUANCE DATE: OCTOBER 12,1995

                  EXPIRATION DATE: OCTOBER 12, 2005 OR EARLIER


         This certifies that Frederick M. Haney or permitted assigns, is entitled, subject to the terms set forth below, to purchase from Calypte Biomedical Corporation, a California corporation, (the "Company") up to 29,972 shares (which number is subject to adjustment as provided herein) of fully paid and nonassessable Common Stock of the Company at the purchase price of $7.50 per share, subject to adjustment as provided herein, (the "Purchase Price") at any time or from time to time through October 12, 2005 or earlier per terms set forth below. Such price and number of shares are subject to adjustment as provided in Section 2 of this Option.

1.     Definitions

       As used in this Option, the following terms, unless the context otherwise requires, have the following meanings:

         (a) "Company" includes any corporation which shall succeed to or assume obligations of the Company under this Option.

         (b) "Stock", when used with reference to shares of stock of the Company, means shares of Common Stock of the Company, as presently defined in the Company's Restated Articles of Incorporation, and stock of any other class into which those shares many hereafter be changed.

         (c) "Shares" shall mean the shares of Stock purchasable hereunder and shall include all shares into which the Shares purchasable hereunder may be converted or changed.

         (d) "Optionholder", "holder of Option", "holder", or similar terms when the context refers to a holder of the Option, mean any person who shall at the time be the register holder of this Option.

2 .     Milestones

         (a) The Optionholder may exercise the Option to purchase common stock subject to the attainment of the Milestones set forth in the schedule below. The achievement of a Milestone is a condition precedent to the availability of an Option to purchase the respective number of common stock at the Exercise Price:

                                            MILESTONES                                                   NUMBER OF SHARES
                                                                                                            SUBJECT TO
                                                                                                              OPTIONS
                   1.      Upon the Effective Date of the Agreement                                            6,310
                           for the purchase of Pepgen Securities

                   2.      Upon signing of a Research and                                                      6,310
                           Development Contract with proceeds of
                           $1 million USD or greater

                   3.      Upon signing of a licensing agreement                                               6,310
                           with proceeds of $5 million USD or
                           greater

                   4.      Upon filing of an Investigation of New                                              1,577
                           Drug ("IND") application with the US
                           Food and Drug Administration
                           ("USFDA"), or with similar agencies in
                           Europe or Japan

                   5.      Upon filing of a New Drug Application                                               3,155
                           ("NDA") with the USFDA or with similar
                           agencies in Europe or Japan

                   6.      Upon first commercial sales of an                                                   6,310
                           Company product based on an NDA

         (b) Upon the achievement of a Milestone set forth in paragraph 2 above thereby giving rise to the Option to exercise the number of shares indicated next to the Milestone as provided for herein, the Optionholder shall have thereafter thirty-six (36) months in which to exercise said Options ("Option Period"). Failure to remit to the Company the Exercise Price within said Option Period shall constitute an irrevocable waiver of the right to exercise said Option granted hereunder. Payment of the Exercise Price for all options exercised pursuant to this Agreement is due on transfer of the Company's Common Stock. Optionholder shall not be eligible to own any fractional shares of the Company's Common Stock and calculation of the option eligibility of the Optionholder shall at all times be rounded down to the nearest whole number of shares.

         (c) Notwithstanding any provision to the contrary, this Agreement and the Option granted hereunder shall automatically terminate and expire ten
(10) years after the Effective Date. At such point in time, any Milestones not yet achieved which would have given rise to an Option as set forth herein and any rights related thereto shall also terminate. In no event shall any part of the option be exercisable after the expiration of the ten (10) years (referenced above) from the Effective Date.

3.       Adjustment of Purchase Price and Number of Shares

         The number and kind of securities purchasable upon the exercise of this Option and the Purchase Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Reclassification. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Option (other than upon any consolidation or merger of the Company with or into another corporation unless this corporation is the surviving corporation, or upon the sale of all or substantially all of the assets of the Company) then, and in any such case, the holder of this Option, upon the exercise hereof at any time after the consummation of such reclassification or change shall be entitled to receive in lieu of each share of Stock theretofore issuable upon exercise of this Option, the kind and amount of shares of stock, other securities, money and property received upon such reclassification or change by a holder of one share of Stock. The provisions of this subsection (a) shall similarly apply to successive reclassification or changes.

         (b) Subdivision or Combination of Stock. If the Company at any time while this Option remains outstanding and unexpired shall subdivide or combine its Stock, the Purchase Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

         (c) Stock Dividends. If the Company at any time while this Option is outstanding shall pay a dividend with respect to Stock payable in Stock, or make any other distribution of Stock with respect to Stock (except any distribution specifically provided for in the foregoing subsections (a) or
(b)), then the Purchase Price shall be adjusted, effective from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by a fraction, (a) the numerator of which shall be the total number of shares of Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Stock outstanding immediately after such dividend or distribution.

         (d) Non-Cash Dividends. If the Company at any time while this Option is outstanding shall pay a dividend with respect to Stock payable in securities other than Stock or other non-cash property, or make any other distribution of such securities or property with respect to Stock (except any distribution specifically provided for in the foregoing subsections (a) or (b), then this Option shall represent the right to acquire upon exercise of this Option such securities or property which a holder of Stock would have been entitled to receive upon such dividend or distribution, without the payment by the holder of this Option of any additional consideration for such securities or property.

         (e) Adjustment of Number of Shares. Upon each adjustment in the Purchase Price, the number of Shares shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Purchase Price by a fraction, the numerator of which shall be the Purchase Price immediately prior to such adjustment and the denominator of which shall be the Purchase Price immediately thereafter.

         (f) Notice of Adjustments. Whenever the Purchase Price shall be adjusted pursuant to Section 2 hereof, the Company shall issue a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price or Prices after giving effect to such adjustment, and the securities or other property for which this Option may then be exercised, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Option.

4.       Exercise Provisions

         (a) Manner of Exercise. This Option may be exercised in part or in whole only by the holder of this Option surrendering to the Company at its principal office in California, this Option, together with the exercise form attached to this Option duly executed by the holder together with payment to the Company in the amount obtained by multiplying the Purchase Price by the number of shares of Stock designated in the exercise form. Payment may be in cash or by bank check payable to the order of the Company.

         (b) Partial Exercise. On any partial exercise, the Company shall promptly issue and deliver to the holder of this Option a new Option or Options of like tenor in the name of that holder providing for the right to purchase that number of shares of Stock as to which this Option has not been exercised.

         (c) Net Exercise Rights. Notwithstanding the payment provisions set forth in this Section 4, the holder may elect to receive shares of Option Stock equal to the value (as determined below) of this Option by surrender of this Option at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder the number of shares of Common Stock determined by use of the following formula:


         X = Y(A-B)
                A

Where:   X =  the number of shares of Common Stock to be issued to the holder.

         Y =  the number of shares of Common Stock subject to this Option

         A = the Fair Market Value (as defined below) of one (1) share of Common Stock.

         B =  the per share Purchase Price pursuant to this Option.

         For purpose of this Section 7, fair market value of a share as of a particular date shall mean:

              (i) If the Company's registration statement under the Act, covering its initial underwritten public offering of stock, has been declared effective by the Securities and Exchange Commission, then the fair market value of a share shall be calculated on the basis of the closing market price (last trade regular way if the Stock is traded on the New York or American Stock Exchange, and if not so traded, the last sale price or mean of the bid and asked prices as reported by NASDAQ) as of the date of exercise.

              (ii) If such a registration statement has not been declared effective, or if it has been declared effective but the offering is not consummated in accordance with the terms of the underwriting agreement between the Company and its underwriters relating to such registration statement, then as determined in good faith by the Company's Board of Directors upon a review of relevant factors.

5.       Delivery of Stock Certificates

         Within a reasonable time after full or partial exercise of this Option, the Company at its expense will cause to be issued in the name of and delivered to the holder of this Option, a certificate or certificates for the number of fully paid and nonassessable shares of Stock to which that holder shall be entitled upon such exercise, together with any other securities and property to which that holder is entitled upon such exercise under the terms of this Option. No fractional shares will be issued upon exercise of rights to purchase under this Option. If upon any exercise of this Option a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the closing market price (last trade regular way if the Stock is traded on the New York or American Stock Exchange, and if not so traded, the last sale price or mean of the bid and asked prices as reported by NASDAQ) as of the date of exercise, or, if the Stock is not publicly traded, then on the basis of the Company's good faith determination of the fair market value of the Stock.

6. Compliance with Securities Act; Disposition of Shares of Common Stock, Registration Rights

         (a) Compliance with Securities Act. The holder of this Option, by acceptance hereof, agrees that this Option and the Shares to be issued upon exercise hereof are being acquired for investment and that he will not offer, sell or otherwise dispose of this Option or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Option, the holder hereof shall confirm in writing, in a form satisfactory to the Company, that the Shares are being acquired for investment and not with a view toward distribution or resale (unless sale of the Shares has been registered under the Act). Any proposed transferee of this Option or the Shares (except a transferee of the Shares in a registered public offering) will be required to agree to the provisions of this Section 6. Certificates representing all Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.

         (b) Notice of Proposed Transfers. Prior to any proposed transfer of this Option or any of the Shares, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice (the "Notice") to the Company of such holder's intention to make such transfer. The Notice shall describe the manner and circumstances of the proposed transfer in sufficient detail. If requested by the Company prior to the transfer being effected, the holder shall provide to the Company a written opinion of legal counsel who shall be reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Option or the Shares may be effected without registration under the Securities Act. The holder of such securities shall be entitled to transfer such securities in accordance with the terms, of the Notice only after the Company has consented in writing to such transfer. Each option or stock certificate evidencing the securities so transferred shall bear the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the securities laws. Transfer of the Option is further restricted by Section 7(f) hereof.

7.       Miscellaneous Provisions

         (a) Reservation of Stock. The Company convenants that it will at all times reserve and keep available, solely for issuance upon exercise of this Option, all shares of Stock or other securities from time to time issuable upon exercise of this Option.

         (b) Modification. This Option and any of its terms may be changed, waived, or terminated by a written instrument signed by the Company and the holders of the Options representing the right to acquire a majority of the shares of Stock then subject to issuance upon the exercise of the Options.

         (c) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Option and, in the case of loss, theft, or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense will execute and deliver, in lieu of this Option, a new Option of like tenor.

         (d) Option Agent. The Company may, on written notice to the holder of this Option, appoint an agent having an office in California for the purposes of issuing Stock or other securities upon the exercise of this Option and of replacing or exchanging this Option, and after that appointment any such issuance, replacement, or exchange shall be made at that office by that agent.

         (e) No Rights as Shareholder. No holder of this Option, as such, shall be entitled to vote or receive dividends or be considered a shareholder of the Company for any purpose, nor shall anything in this Option be construed to confer on any holder of this Option as such, any rights of a shareholder of the Company or any right to vote, to give or withhold consent to any corporate action, to receive notice of meeting of shareholders, to receive dividends or subscription rights or otherwise.

         (f) Nontransferability. This Option may not be transferred or assigned without the prior written consent of the Company except, subject to
Section 6(a) and (b), in its entirety to single purchaser who agrees to be bound by all the terms hereof including this paragraph.

         (g) Notices. Notices hereunder to the holder of this Option shall be sent by certified or registered mail to the address given to the Company by such holder and shall be deemed given when so mailed.

         (h) Governing Law. This Option shall be governed by the laws of the State of California as applied to contracts entered into in California between California residents.



                                               CALYPTE BIOMEDICAL CORPORATION



                                               By:           [SIG]
                                                  ------------------------------
                                                    Jack Davis

                                FORM OF EXERCISE
                     (To be signed upon exercise of Option)

To:      Calypte Biomedical Corporation

         The undersigned holder of the attached Option hereby irrevocably elects to exercise the right to purchase_______________ shares of____________________ Stock of Calypte Biomedical Corporation and herewith makes payment of $______ ____________ for those shares, and requests that the certificate for those shares be issued in the name of the undersigned and delivered to the address below the signature of the undersigned. The undersigned hereby affirms the statements and convenants, in Section 6 of the Option.





Dated:______________________________





                                                  (Signature must conform in
                                                  all respects to name of
                                                  holder as specified on the
                                                  face of the attached Option).

                                                  ______________________________
                                                   Signature

                                                  ______________________________
                                                   Address

                                                  ______________________________

THIS OPTION AND THE SECURITIES SUBJECT TO THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE


                       OPTION TO PURCHASE COMMON STOCK OF

                         CALYPTE BIOMEDICAL CORPORATION

                         ISSUANCE DATE: OCTOBER 12,1995

                  EXPIRATION DATE: OCTOBER 12, 2005 OR EARLIER


         This certifies that Fuller W. Bazer or permitted assigns, is entitled, subject to the terms set forth below, to purchase from Calypte Biomedical Corporation, a California corporation, (the "Company") up to 95,950 shares (which number is subject to adjustment as provided herein) of fully paid and nonassessable Common Stock of the Company at the purchase price of $7.50 per share, subject to adjustment as provided herein, (the "Purchase Price") at any time or from time to time through October 12, 2005 or earlier per terms set forth below. Such price and number of shares are subject to adjustment as provided in Section 2 of this Option.

1.     Definitions

       As used in this Option, the following terms, unless the context otherwise requires, have the following meanings:

         (a) "Company" includes any corporation which shall succeed to or assume obligations of the Company under this Option.

         (b) "Stock", when used with reference to shares of stock of the Company, means shares of Common Stock of the Company, as presently defined in the Company's Restated Articles of Incorporation, and stock of any other class into which those shares many hereafter be changed.

         (c) "Shares" shall mean the shares of Stock purchasable hereunder and shall include all shares into which the Shares purchasable hereunder may be converted or changed.

         (d) "Optionholder", "holder of Option", "holder", or similar terms when the context refers to a holder of the Option, mean any person who shall at the time be the register holder of this Option.

2 .   Milestones

         (a) The Optionholder may exercise the Option to purchase common stock subject to the attainment of the Milestones set forth in the schedule below. The achievement of a Milestone is a condition precedent to the availability of an Option to purchase the respective number of common stock at the Exercise
Price.:

                                         MILESTONES                                  NUMBER OF SHARES SUBJECT TO
                                                                                                OPTIONS
                1.      Upon the Effective Date of the Agreement                                 20,200
                        for the purchase of Pepgen Securities

                2.      Upon signing of a Research and                                           20,200
                        Development Contract with proceeds of
                        $1 million USD or greater

                3.      Upon signing of a licensing agreement                                    20,200
                        with proceeds of $5 million USD or
                        greater

                4.      Upon filing of an Investigation of New                                    5,050
                        Drug ("IND") application with the US
                        Food and Drug Administration
                        ("USFDA"), or with similar agencies in
                        Europe or Japan

                5.      Upon filing of a New Drug Application                                    10,100
                        ("NDA") with the USFDA or with similar
                        agencies in Europe or Japan

                6.      Upon first commercial sales of an                                        20,200
                        Company product based on an NDA

         (b) Upon the achievement of a Milestone set forth in paragraph 2 above thereby giving rise to the Option to exercise the number of shares indicated next to the Milestone as provided for herein, the Optionholder shall have thereafter thirty-six (36) months in which to exercise said Options ("Option Period"). Failure to remit to the Company the Exercise Price within said Option Period shall constitute an irrevocable waiver of the right to exercise said Option granted hereunder. Payment of the Exercise Price for all options exercised pursuant to this Agreement is due on transfer of the Company's Common Stock. Optionholder shall not be eligible to own any fractional shares of the Company's Common Stock and calculation of the option eligibility of the Optionholder shall at all times be rounded down to the nearest whole number of shares.

         (c) Notwithstanding any provision to the contrary, this Agreement and the Option granted hereunder shall automatically terminate and expire ten
(10) years after the Effective Date. At such point in time, any Milestones not yet achieved which would have given rise to an Option as set forth herein and any rights related thereto shall also terminate. In no event shall any part of the option be exercisable after the expiration of the ten (10) years (referenced above) from the Effective Date.

3.   Adjustment of Purchase Price and Number of Shares

The number and kind of securities purchasable upon the exercise of this Option and the Purchase Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Reclassification. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Option (other than upon any consolidation or merger of the Company with or into another corporation unless this corporation is the surviving corporation, or upon the sale of all or substantially all of the assets of the Company) then, and in any such case, the holder of this Option, upon the exercise hereof at any time after the consummation of such reclassification or change shall be entitled to receive in lieu of each share of Stock theretofore issuable upon exercise of this Option, the kind and amount of shares of stock, other securities, money and property received upon such reclassification or change by a holder of one share of Stock. The provisions of this subsection (a) shall similarly apply to successive reclassification or changes.

         (b) Subdivision or Combination of Stock. If the Company at any time while this Option remains outstanding and unexpired shall subdivide or combine its Stock, the Purchase Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

         (c) Stock Dividends. If the Company at any time while this Option is outstanding shall pay a dividend with respect to Stock payable in Stock, or make any other distribution of Stock with respect to Stock (except any distribution specifically provided for in the foregoing subsections (a) or
(b)), then the Purchase Price shall be adjusted, effective from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by a fraction, (a) the numerator of which shall be the total number of shares of Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Stock outstanding immediately after such dividend or distribution.

         (d) Non-Cash Dividends. If the Company at any time while this Option is outstanding shall pay a dividend with respect to Stock payable in securities other than Stock or other non-cash property, or make any other distribution of such securities or property with respect to Stock (except any distribution specifically provided for in the foregoing subsections (a) or
(b)), then this Option shall represent the right to acquire upon exercise of this Option such securities or property which a holder of Stock would have been entitled to receive upon such dividend or distribution, without the payment by the holder of this Option of any additional consideration for such securities or property.

         (e) Adjustment of Number of Shares. Upon each adjustment in the Purchase Price, the number of Shares shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Purchase Price by a fraction, the numerator of which shall be the Purchase Price immediately prior to such adjustment and the denominator of which shall be the Purchase Price immediately thereafter.

         (f) Notice of Adjustments. Whenever the Purchase Price shall be adjusted pursuant to Section 2 hereof, the Company shall issue a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price or Prices after giving effect to such adjustment, and the securities or other property for which this Option may then be exercised, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Option.

4.       Exercise Provisions

         (a) Manner of Exercise. This Option may be exercised in part or in whole only by the holder of this Option surrendering to the Company at its principal office in California, this Option, together with the exercise form attached to this Option duly executed by the holder together with payment to the Company in the amount obtained by multiplying the Purchase Price by the number of shares of Stock designated in the exercise form. Payment may be in cash or by bank check payable to the order of the Company.

         (b) Partial Exercise. On any partial exercise, the Company shall promptly issue and deliver to the holder of this Option a new Option or Options of like tenor in the name of that holder providing for the right to purchase that number of shares of Stock as to which this Option has not been exercised.

         (c) Net Exercise Rights. Notwithstanding the payment provisions set forth in this Section 4, the holder may elect to receive shares of Option Stock equal to the value (as determined below) of this Option by surrender of this Option at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder the number of shares of Common Stock determined by use of the following formula:

          X =  Y(A-B)
                 A

Where: X = the number of shares of Common Stock to be issued to the holder.

       Y = the number of shares of Common Stock subject to this Option

       A = the Fair Market Value (as defined below) of one (1) share of Common
           Stock.

       B = the per share Purchase Price pursuant to this Option.

         For purpose of this Section 7, fair market value of a share as of a particular date shall mean:

         (i) If the Company's registration statement under the Act, covering its initial underwritten public offering of stock, has been declared effective by the Securities and Exchange Commission, then the fair market value of a share shall be calculated on the basis of the closing market price (last trade regular way if the Stock is traded on the New York or American Stock Exchange, and if not so traded, the last sale price or mean of the bid and asked prices as reported by NASDAQ) as of the date of exercise.

         (ii) If such a registration statement has not been declared effective, or if it has been declared effective but the offering is not consummated in accordance with the terms of the underwriting agreement between the Company and its underwriters relating to such registration statement, then as determined in good faith by the Company's Board of Directors upon a review of relevant factors.

5.     Delivery of Stock Certificates

Within a reasonable time after full or partial exercise of this Option, the Company at its expense will cause to be issued in the name of and delivered to the holder of this Option, a certificate or certificates for the number of fully paid and nonassessable shares of Stock to which that holder shall be entitled upon such exercise, together with any other securities and property to which that holder is entitled upon such exercise under the terms of this Option. No fractional shares will be issued upon exercise of rights to purchase under this Option. If upon any exercise of this Option a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the closing market price (last trade regular way if the Stock is traded on the New York or American Stock Exchange, and if not so traded, the last sale price or mean of the bid and asked prices as reported by NASDAQ) as of the date of exercise, or, if the Stock is not publicly traded, then on the basis of the Company's good faith determination of the fair market value of the Stock.

6. Compliance with Securities Act; Disposition of Shares of Common Stock, Registration Rights

         (a) Compliance with Securities Act. The holder of this Option, by acceptance hereof, agrees that this Option and the Shares to be issued upon exercise hereof are being acquired for investment and that he will not offer, sell or otherwise dispose of this Option or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Option, the holder hereof shall confirm in writing, in a form satisfactory to the Company, that the Shares are being acquired for investment and not with a view toward distribution or resale (unless sale of the Shares has been registered under the Act). Any proposed transferee of this Option or the Shares (except a transferee of the Shares in a registered public offering) will be required to agree to the provisions of this Section 6. Certificates representing all Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.

         (b) Notice of Proposed Transfers. Prior to any proposed transfer of this Option or any of the Shares, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice (the "Notice") to the Company of such holder's intention to make such transfer. The Notice shall describe the manner and circumstances of the proposed transfer in sufficient detail. If requested by the Company prior to the transfer being effected, the holder shall provide to the Company a written opinion of legal counsel who shall be reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Option or the Shares may be effected without registration under the Securities Act. The holder of such securities shall be entitled to transfer such securities in accordance with the terms of the Notice only after the Company has consented in writing to such transfer. Each option or stock certificate evidencing the securities so transferred shall bear the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the securities laws. Transfer of the Option is further restricted by Section 7(f) hereof.

7.     Miscellaneous Provisions

         (a) Reservation of Stock. The Company covenants that it will at all times reserve and keep available, solely for issuance upon exercise of this Option, all shares of Stock or other securities from time to time issuable upon exercise of this Option.

         (b) Modification. This Option and any of its terms may be changed, waived, or terminated by a written instrument signed by the Company and the holders of the Options representing the right to acquire a majority of the shares of Stock then subject to issuance upon the exercise of the Options.

         (c) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Option and, in the case of loss, theft, or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense will execute and deliver, in lieu of this Option, a new Option of like tenor.

         (d) Option Agent. The Company may, on written notice to the holder of this Option, appoint an agent having an office in California for the purposes of issuing Stock or other securities upon the exercise of this Option and of replacing or exchanging this Option, and after that appointment any such issuance, replacement, or exchange shall be made at that office by that agent.

         (e) No Rights as Shareholder. No holder of this Option, as such, shall be entitled to vote or receive dividends or be considered a shareholder of the Company for any purpose, nor shall anything in this Option be construed to confer on any holder of this Option as such, any rights of a shareholder of the Company or any right to vote, to give or withhold consent to any corporate action, to receive notice of meeting of shareholders, to receive dividends or subscription rights or otherwise.

         (f) Nontransferability. This Option may not be transferred or assigned without the prior written consent of the Company except, subject to
Section 6(a) and (b), in its entirety to single purchaser who agrees to be bound by all the terms hereof including this paragraph.

         (g) Notices. Notices hereunder to the holder of this Option shall be sent by certified or registered mail to the address given to the Company by such holder and shall be deemed given when so mailed.

         (h) Governing Law. This Option shall be governed by the laws of the State of California as applied to contracts entered into in California between California residents.

                                       CALYPTE BIOMEDICAL CORPORATION



                                       By:  /s/ JACK DAVIS
                                          -----------------------------
                                                Jack Davis

                                FORM OF EXERCISE

                     (To be signed upon exercise of Option)

To:      Calypte Biomedical Corporation

         The undersigned holder of the attached Option hereby irrevocably elects to exercise the right to purchase ______________ shares of ____________ Stock of Calypte Biomedical Corporation and herewith makes payment of $ ________ for those shares, and requests that the certificate for those shares be issued in the name of the undersigned and delivered to the address below the signature of the undersigned. The undersigned hereby affirms the statements and covenants in Section 6 of the Option.

Dated:

- ------------------------



                                     (Signature must conform in all respects to name of holder as specified on the face of the attached Option).


                                     Signature
                                               ---------------------------------

                                     Address
                                               ---------------------------------


                                               ---------------------------------

         THIS OPTION AND THE SECURITIES SUBJECT TO THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.


                       OPTION TO PURCHASE COMMON STOCK OF

                         CALYPTE BIOMEDICAL CORPORATION

                         ISSUANCE DATE: OCTOBER 12,1995

                  EXPIRATION DATE: OCTOBER 12,2005 OR EARLIER

         This certifies that Howard M. Johnson or permitted assigns, is entitled, subject to the terms set forth below, to purchase from Calypte Biomedical Corporation, a California corporation, (the "Company") up to 119,937 shares (which number is subject to adjustment as provided herein) of fully paid and nonassessable Common Stock of the Company at the purchase price of $7.50 per share, subject to adjustment as provided herein, (the "Purchase Price") at any time or from time to time through October 12, 2005 or earlier per terms set forth below. Such price and number of shares are subject to adjustment as provided in Section 2 of this Option.

1.       Definitions

         As used in this Option, the following terms, unless the context otherwise requires, have the following meanings:

         (a) "Company" includes any corporation which shall succeed to or assume obligations of the Company under this Option.

         (b) "Stock", when used with reference to shares of stock of the Company, means shares of Common Stock of the Company, as presently defined in the Company's Restated Articles of Incorporation, and stock of any other class into which those shares many hereafter be changed.

         (c) "Shares" shall mean the shares of Stock purchasable hereunder and shall include all shares into which the Shares purchasable hereunder may be converted or changed.

         (d) "Optionholder", "holder of Option", "holder", or similar terms when the context refers to a holder of the Option, mean any person who shall at the time be the register holder of this Option.

2.      Milestones

        (a) The Optionholder may exercise the Option to purchase common stock subject to the attainment of the Milestones set forth in the schedule below.
The
achievement of a Milestone is a condition precedent to the availability of an Option to purchase the respective number of common stock at the Exercise
Price.:

                                           MILESTONES                                    NUMBER OF SHARES SUBJECT TO
                                                                                                    OPTIONS
                  1.      Upon the Effective Date of the Agreement                                   25,250
                          for the purchase of Pepgen Securities

                  2.      Upon signing of a Research and                                             25,250
                          Development Contract with proceeds of
                          $1 million USD or greater

                  3.      Upon signing of a licensing agreement                                      25,250
                          with proceeds of $5 million USD or
                          greater

                  4.      Upon filing of an Investigation of New                                      6,312
                          Drug ("IND") application with the US
                          Food and Drug Administration
                          ("USFDA"), or with similar agencies in
                          Europe or Japan

                  5.      Upon filing of a New Drug Application                                      12,625
                          ("NDA") with the USFDA or with similar
                          agencies in Europe or Japan

                  6.      Upon first commercial sales of an                                          25,250
                          Company product based on an NDA

         (b) Upon the achievement of a Milestone set forth in paragraph 2 above thereby giving rise to the Option to exercise the number of shares indicated next to the Milestone as provided for herein, the Optionholder shall have thereafter thirty-six (36) months in which to exercise said Options ("Option Period"). Failure to remit to the Company the Exercise Price within said Option Period shall constitute an irrevocable waiver of the right to exercise said Option granted hereunder. Payment of the Exercise Price for all options exercised pursuant to this Agreement is due on transfer of the Company's Common Stock. Optionholder shall not be eligible to own any fractional shares of the Company's Common Stock and calculation of the option eligibility of the Optionholder shall at all times be rounded down to the nearest whole number of shares.

         (c) Notwithstanding any provision to the contrary, this Agreement and the Option granted hereunder shall automatically terminate and expire ten
(10) years after the Effective Date. At such point in time, any Milestones not yet achieved which would have given rise to an Option as set forth herein and any rights related thereto shall also terminate. In no event shall any part of the option be exercisable after the expiration of the ten (10) years (referenced above) from the Effective Date.

3.     Adjustment of Purchase Price and Number of Shares

The number and kind of securities purchasable upon the exercise of this Option and the Purchase Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Reclassification. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Option (other than upon any consolidation or merger of the Company with or into another corporation unless this corporation is the surviving corporation, or upon the sale of all or substantially all of the assets of the Company) then, and in any such case, the holder of this Option, upon the exercise hereof at any time after the consummation of such reclassification or change shall be entitled to receive in lieu of each share of Stock theretofore issuable upon exercise of this Option, the kind and amount of shares of stock, other securities, money and property received upon such reclassification or change by a holder of one share of Stock. The provisions of this subsection (a) shall similarly apply to successive reclassification or changes.

         (b) Subdivision or Combination of Stock. If the Company at any time while this Option remains outstanding and unexpired shall subdivide or combine its Stock, the Purchase Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

         (c) Stock Dividends. If the Company at any time while this Option is outstanding shall pay a dividend with respect to Stock payable in Stock, or make any other distribution of Stock with respect to Stock (except any distribution specifically provided for in the foregoing subsections (a) or
(b)), then the Purchase Price shall be adjusted, effective from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by a fraction, (a) the numerator of which shall be the total number of shares of Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Stock outstanding immediately after such dividend or distribution.

         (d) Non-Cash Dividends. If the Company at any time while this Option is outstanding shall pay a dividend with respect to Stock payable in securities other than Stock or other non-cash property, or make any other distribution of such securities or property with respect to Stock (except any distribution specifically provided for in the foregoing subsections (a) or
(b)), then this Option shall represent the right to acquire upon exercise of this Option such securities or property which a holder of Stock would have been entitled to receive upon such dividend or distribution, without the payment by the holder of this Option of any additional consideration for such securities or property.

         (e) Adjustment of Number of Shares. Upon each adjustment in the Purchase Price, the number of Shares shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Purchase Price by a fraction, the numerator of which shall be the Purchase Price immediately prior to such adjustment and the denominator of which shall be the Purchase Price immediately thereafter.

         (f) Notice of Adjustments. Whenever the Purchase Price shall be adjusted pursuant to Section 2 hereof, the Company shall issue a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price or Prices after giving effect to such adjustment, and the securities or other property for which this Option may then be exercised, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Option.

4.       Exercise Provisions

         (a) Manner of Exercise. This Option may be exercised in part or in whole only by the holder of this Option surrendering to the Company at its principal office in California, this Option, together with the exercise form attached to this Option duly executed by the holder together with payment to the Company in the amount obtained by multiplying the Purchase Price by the number of shares of Stock designated in the exercise form. Payment may be in cash or by bank check payable to the order of the Company.

         (b) Partial Exercise. On any partial exercise, the Company shall promptly issue and deliver to the holder of this Option a new Option or Options of like tenor in the name of that holder providing for the right to purchase that number of shares of Stock as to which this Option has not been exercised.

         (c) Net Exercise Rights. Notwithstanding the payment provisions set forth in this Section 4, the holder may elect to receive shares of Option Stock equal to the value (as determined below) of this Option by surrender of this Option at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder the number of shares of Common Stock determined by use of the following formula:

           X = Y(A-B)
                 A

Where: X the number of shares of Common Stock to be issued to the holder.

       Y = the number of shares of Common Stock subject to this Option

       A = the Fair Market Value (as defined below) of one (1) share of Common
           Stock.

       B = the per share Purchase Price pursuant to this Option.

         For purpose of this Section 7, fair market value of a share as of a particular date shall mean:

         (i) If the Company's registration statement under the Act, covering its initial underwritten public offering of stock, has been declared effective by the Securities and Exchange Commission, then the fair market value of a share shall be calculated on the basis of the closing market price (last trade regular way if the Stock is traded on the New York or American Stock Exchange, and if not so traded, the last sale price or mean of the bid and asked prices as reported by NASDAQ) as of the date of exercise.

         (ii) If such a registration statement has not been declared effective, or if it has been declared effective but the offering is not consummated in accordance with the terms of the underwriting agreement between the Company and its underwriters relating to such registration statement, then as determined in good faith by the Company's Board of Directors upon a review of relevant factors.

5.     Delivery of Stock Certificates

Within a reasonable time after full or partial exercise of this Option, the Company at its expense will cause to be issued in the name of and delivered to the holder of this Option, a certificate or certificates for the number of fully paid and nonassessable shares of Stock to which that holder shall be entitled upon such exercise, together with any other securities and property to which that holder is entitled upon such exercise under the terms, of this Option. No fractional shares will be issued upon exercise of rights to purchase under this Option. If upon any exercise of this Option a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the closing market price (last trade regular way if the Stock is traded on the New York or American Stock Exchange, and if not so traded, the last sale price or mean of the bid and asked prices as reported by NASDAQ) as of the date of exercise, or, if the Stock is not publicly traded, then on the basis of the Company's good faith determination of the fair market value of the Stock.

6. Compliance with Securities Act; Disposition of Shares of Common Stock; Registration Rights

         (a) Compliance with Securities Act. The holder of this Option, by acceptance hereof, agrees that this Option and the Shares to be issued upon exercise hereof are being acquired for investment and that he will not offer, sell or otherwise dispose of this Option or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Option, the holder hereof shall confirm in writing, in a form satisfactory to the Company, that the Shares are being acquired for investment and not with a view toward distribution or resale (unless sale of the Shares has been registered under the Act). Any proposed transferee of this Option or the Shares (except a transferee of the Shares in a registered public offering) will be required to agree to the provisions of this Section 6. Certificates representing all Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.

         (b) Notice of Proposed Transfers. Prior to any proposed transfer of this Option or any of the Shares, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice (the "Notice") to the Company of such holder's intention to make such transfer. The Notice shall describe the manner and circumstances of the proposed transfer in sufficient detail. If requested by the Company prior to the transfer being effected, the holder shall provide to the Company a written opinion of legal counsel who shall be reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Option or the Shares may be effected without registration under the Securities Act. The holder of such securities shall be entitled to transfer such securities in accordance with the terms of the Notice only after the Company has consented in writing to such transfer. Each option or stock certificate evidencing the securities so transferred shall bear the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the securities laws. Transfer of the Option is further restricted by Section 7(f) hereof.

7.       Miscellaneous Provisions

         (a) Reservation of Stock. The Company covenants that it will at all times reserve and keep available, solely for issuance upon exercise of this Option, all shares of Stock or other securities from time to time issuable upon exercise of this Option.

         (b) Modification. This Option and any of its terms may be changed, waived, or terminated by a written instrument signed by the Company and the holders of the Options representing the right to acquire a majority of the shares of Stock then subject to issuance upon the exercise of the Options.

         (c) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Option and, in the case of loss, theft, or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense will execute and deliver, in lieu of this Option, a new Option of like tenor.

         (d) Option Agent. The Company may, on written notice to the holder of this Option, appoint an agent having an office in California for the purposes of issuing Stock or other securities upon the exercise of this Option and of replacing or exchanging this Option, and after that appointment any such issuance, replacement, or exchange shall be made at that office by that agent.

         (e) No Rights as Shareholder. No holder of this Option, as such, shall be entitled to vote or receive dividends or be considered a shareholder of the Company for any purpose, nor shall anything in this Option be construed to confer on any holder of this Option as such, any rights of a shareholder of the Company or any right to vote, to give or withhold consent to any corporate action, to receive notice of meeting of shareholders, to receive dividends or subscription rights or otherwise.

         (f) Nontransferability. This Option may not be transferred or assigned without the prior written consent of the Company except, subject to
Section 6(a) and (b), in its entirety to single purchaser who agrees to be bound by all the terms hereof including this paragraph.

         (g) Notices. Notices hereunder to the holder of this Option shall be sent by certified or registered mail to the address given to the Company by such holder and shall be deemed given when so mailed.

         (h) Governing Law. This Option shall be governed by the laws of the State of California as applied to contracts entered into in California between California residents.


                                       CALYPTE BIOMEDICAL CORPORATION



                                       By: /s/ JACK DAVIS
                                          -----------------------------------
                                               Jack Davis

                                FORM OF EXERCISE

                     (To be signed upon exercise of Option)

To:      Calypte Biomedical Corporation

         The undersigned holder of the attached Option hereby irrevocably elects to exercise the right to purchase _______________ shares of _____________ Stock of Calypte Biomedical Corporation and herewith makes payment of $ ________ for those shares, and requests that the certificate for those shares be issued in the name of the undersigned and delivered to the address below the signature of the undersigned. The undersigned hereby affirms the statements and covenants in Section 6 of the Option.

Dated:

- ---------------------------------



                                     (Signature must conform in all respects to name of holder as specified on the face of the attached Option).

                                     ------------------------------------------
                                     Signature

                                     ------------------------------------------
                                     Address

                                     ------------------------------------------

         THIS OPTION AND THE SECURITIES SUBJECT TO THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.


                       OPTION TO PURCHASE COMMON STOCK OF

                         CALYPTE BIOMEDICAL CORPORATION

                         ISSUANCE DATE: OCTOBER 12,1995

                  EXPIRATION DATE: OCTOBER 12, 2005 OR EARLIER

         This certifies that C. P. Liu or permitted assigns, is entitled, subject to the terms set forth below, to purchase from Calypte Biomedical Corporation, a California corporation, (the "Company") up to 221,920 shares (which number is subject to adjustment as provided herein) of fully paid and nonassessable Common Stock of the Company at the purchase price of $7.50 per share, subject to adjustment as provided herein, (the "Purchase Price") at any time or from time to time through October 12, 2005 or earlier per terms set forth below. Such price and number of shares are subject to adjustment as provided in Section 2 of this Option.

1.     Definitions

       As used in this Option, the following terms, unless the context otherwise requires, have the following meanings:

         (a) "Company" includes any corporation which shall succeed to or assume obligations of the Company under this Option.

         (b) "Stock", when used with reference to shares of stock of the Company, means shares of Common Stock of the Company, as presently defined in the Company's Restated Articles of Incorporation, and stock of any other class into which those shares many hereafter be changed.

         (c) "Shares" shall mean the shares of Stock purchasable hereunder and shall include all shares into which the Shares purchasable hereunder may be converted or changed.

         (d) "Optionholder", "holder of Option", "holder", or similar terms when the context refers to a holder of the Option, mean any person who shall at the time be the register holder of this Option.

2.      Milestones

         (a) The Optionholder may exercise the Option to purchase common stock subject to the attainment of the Milestones set forth in the schedule below. The


                                       1.

achievement of a Milestone is a condition precedent to the availability of an Option to purchase the respective number of common stock at the Exercise
Price.:

                                            MILESTONES                                   NUMBER OF SHARES SUBJECT TO
                                                                                                    OPTIONS
                   1.      Upon the Effective Date of the Agreement                                  46,720
                           for the purchase of Pepgen Securities

                   2.      Upon signing of a Research and                                            46,720
                           Development Contract with proceeds of
                           $1 million USD or greater

                   3.      Upon signing of a licensing agreement                                     46,720
                           with proceeds of $5 million USD or
                           greater

                   4.      Upon filing of an Investigation of New                                    11,680
                           Drug ("IND") application with the US
                           Food and Drug Administration
                           ("USFDA"), or with similar agencies in
                           Europe or Japan

                   5.      Upon filing of a New Drug Application                                     23,360
                           ("NDA") with the USFDA or with similar
                           agencies in Europe or Japan

                   6.      Upon first commercial sales of an                                         46,720
                           Company product based on an NDA

         (b) Upon the achievement of a Milestone set forth in paragraph 2 above thereby giving rise to the Option to exercise the number of shares indicated next to the Milestone as provided for herein, the Optionholder shall have thereafter thirty-six (36) months in which to exercise said Options ("Option Period"). Failure to remit to the Company the Exercise Price within said Option Period shall constitute an irrevocable waiver of the right to exercise said Option granted hereunder. Payment of the Exercise Price for all options exercised pursuant to this Agreement is due on transfer of the Company's Common Stock. Optionholder shall not be eligible to own any fractional shares of the Company's Common Stock and calculation of the option eligibility of the Optionholder shall at all times be rounded down to the nearest whole number of shares.

         (c) Notwithstanding any provision to the contrary, this Agreement and the Option granted hereunder shall automatically terminate and expire ten
(10) years after the Effective Date. At such point in time, any Milestones not yet achieved which would have given rise to an Option as set forth herein and any rights related thereto shall also terminate. In no event shall any part of the option be exercisable after the expiration of the ten (10) years (referenced above) from the Effective Date.

3.       Adjustment of Purchase Price and Number of Shares

The number and kind of securities purchasable upon the exercise of this Option and the Purchase Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Reclassification. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Option (other than upon any consolidation or merger of the Company with or into another corporation unless this corporation is the surviving corporation, or upon the sale of all or substantially all of the assets of the Company) then, and in any such case, the holder of this Option, upon the exercise hereof at any time after the consummation of such reclassification or change shall be entitled to receive in lieu of each share of Stock theretofore issuable upon exercise of this Option, the kind and amount of shares of stock, other securities, money and property received upon such reclassification or change by a holder of one share of Stock. The provisions of this subsection (a) shall similarly apply to successive reclassification or changes.

         (b) Subdivision or Combination of Stock. If the Company at any time while this Option remains outstanding and unexpired shall subdivide or combine its Stock, the Purchase Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

         (c) Stock Dividends. If the Company at any time while this Option is outstanding shall pay a dividend with respect to Stock payable in Stock, or make any other distribution of Stock with respect to Stock (except any distribution specifically provided for in the foregoing subsections (a) or
(b)), then the Purchase Price shall be adjusted, effective from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by a fraction, (a) the numerator of which shall be the total number of shares of Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Stock outstanding immediately after such dividend or distribution.

         (d) Non-Cash Dividends. If the Company at any time while this Option is outstanding shall pay a dividend with respect to Stock payable in securities other than Stock or other non-cash property, or make any other distribution of such securities or property with respect to Stock (except any distribution specifically provided for in the foregoing subsections (a) or
(b)), then this Option shall represent the right to acquire upon exercise of this Option such securities or property which a holder of Stock would have been entitled to receive upon such dividend or distribution, without the payment by the holder of this Option of any additional consideration for such securities or property.

         (e) Adjustment of Number of Shares. Upon each adjustment in the Purchase Price, the number of Shares shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Purchase Price by a fraction, the numerator of which shall be the Purchase Price immediately prior to such adjustment and the denominator of which shall be the Purchase Price immediately thereafter.

         (f) Notice of Adjustments. Whenever the Purchase Price shall be adjusted pursuant to Section 2 hereof, the Company shall issue a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price or Prices after giving effect to such adjustment, and the securities or other property for which this Option may then be exercised, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Option.

4.     Exercise Provisions

         (a) Manner of Exercise. This Option may be exercised in part or in whole only by the holder of this Option surrendering to the Company at its principal office in California, this Option, together with the exercise form attached to this Option duly executed by the holder together with payment to the Company in the amount obtained by multiplying the Purchase Price by the number of shares of Stock designated in the exercise form. Payment may be in cash or by bank check payable to the order of the Company.

         (b) Partial Exercise. On any partial exercise, the Company shall promptly issue and deliver to the holder of this Option a new Option or Options of like tenor in the name of that holder providing for the right to purchase that number of shares of Stock as to which this Option has not been exercised.

         (c) Net Exercise Rights. Notwithstanding the payment provisions set forth in this Section 4, the holder may elect to receive shares of Option Stock equal to the value (as determined below) of this Option by surrender of this Option at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder the number of shares of Common Stock determined by use of the following formula:
           X = Y(A-B)
                  A

Where: X = the number of shares of Common Stock to be issued to the holder.

       Y = the number of shares of Common Stock subject to this Option

       A = the Fair Market Value (as defined below) of one (1) share of Common
           Stock.

       B = the per share Purchase Price pursuant to this Option.

         For purpose of this Section 7, fair market value of a share as of a particular date shall mean:

         (i) If the Company's registration statement under the Act, covering its initial underwritten public offering of stock, has been declared effective by the Securities and Exchange Commission, then the fair market value of a share shall be calculated on the basis of the closing market price (last trade regular way if the Stock is traded on the New York or American Stock Exchange, and if not so traded, the last sale price or mean of the bid and asked prices as reported by NASDAQ) as of the date of exercise.

         (ii) If such a registration statement has not been declared effective, or if it has been declared effective but the offering is not consummated in accordance with the terms of the underwriting agreement between the Company and its underwriters relating to such registration statement, then as determined in good faith by the Company's Board of Directors upon a review of relevant factors.

5.     Delivery of Stock Certificates

Within a reasonable time after full or partial exercise of this Option, the Company at its expense will cause to be issued in the name of and delivered to the holder of this Option, a certificate or certificates for the number of fully paid and nonassessable shares of Stock to which that holder shall be entitled upon such exercise, together with any other securities and property to which that holder is entitled upon such exercise under the terms of this Option. No fractional shares will be issued upon exercise of rights to purchase under this Option. If upon any exercise of this Option a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the closing market price (last trade regular way if the Stock is traded on the New York or American Stock Exchange, and if not so traded, the last sale price or mean of the bid and asked prices as reported by NASDAQ) as of the date of exercise, or, if the Stock is not publicly traded, then on the basis of the Company's good faith determination of the fair market value of the Stock.

6. Compliance with Securities Act; Disposition of Shares of Common Stock; Registration Rights

         (a) Compliance with Securities Act. The holder of this Option, by acceptance hereof, agrees that this Option and the Shares to be issued upon exercise hereof are being acquired for investment and that he will not offer, sell or otherwise dispose of this Option or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Option, the holder hereof shall confirm in writing, in a form satisfactory to the Company, that the Shares are being acquired for investment and not with a view toward distribution or resale (unless sale of the Shares has been registered under the Act). Any proposed transferee of this Option or the Shares (except a transferee of the Shares in a registered public offering) will be required to agree to the provisions of this Section 6. Certificates representing all Shares (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION THEREFROM IS AVAILABLE.

         (b) Notice of Proposed Transfers. Prior to any proposed transfer of this Option or any of the Shares, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice (the "Notice") to the Company of such holder's intention to make such transfer. The Notice shall describe the manner and circumstances of the proposed transfer in sufficient detail. If requested by the Company prior to the transfer being effected, the holder shall provide to the Company a written opinion of legal counsel who shall be reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Option or the Shares may be effected without registration under the Securities Act. The holder of such securities shall be entitled to transfer such securities in accordance with the terms of the Notice only after the Company has consented in writing to such transfer. Each option or stock certificate evidencing the securities so transferred shall bear the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the securities laws. Transfer of the Option is further restricted by Section 7(f) hereof.

7.     Miscellaneous Provisions

         (a) Reservation of Stock. The Company covenants, that it will at all times reserve and keep available, solely for issuance upon exercise of this Option, all shares of Stock or other securities from time to time issuable upon exercise of this Option.

         (b) Modification. This Option and any of its terms may be changed, waived, or terminated by a written instrument signed by the Company and the holders of the Options representing the right to acquire a majority of the shares of Stock then subject to issuance upon the exercise of the Options.

         (c) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Option and, in the case of loss, theft, or destruction, on delivery of any indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Option, the Company at its expense will execute and deliver, in lieu of this Option, a new Option of like tenor.

         (d) Option Agent. The Company may, on written notice to the holder of this Option, appoint an agent having an office in California for the purposes of issuing Stock or other securities upon the exercise of this Option and of replacing or exchanging this Option, and after that appointment any such issuance, replacement, or exchange shall be made at that office by that agent.

         (e) No Rights as Shareholder. No holder of this Option, as such, shall be entitled to vote or receive dividends or be considered a shareholder of the Company for any purpose, nor shall anything in this Option be construed to confer on any holder of this Option as such, any rights of a shareholder of the Company or any right to vote, to give or withhold consent to any corporate action, to receive notice of meeting of shareholders, to receive dividends or subscription rights or otherwise.

         (f) Nontransferability. This Option may not be transferred or assigned without the prior written consent of the Company except, subject to
Section 6(a) and (b), in its entirety to single purchaser who agrees to be bound by all the terms hereof including this paragraph.

         (g) Notices. Notices hereunder to the holder of this Option shall be sent by certified or registered mail to the address given to the Company by such holder and shall be deemed given when so mailed.

         (h) Governing Law. This Option shall be governed by the laws of the State of California as applied to contracts entered into in California between California residents.


                                       CALYPTE BIOMEDICAL CORPORATION



                                       By: /s/ JACK DAVIS
                                          -------------------------------------
                                               Jack Davis

                                FORM OF EXERCISE

                     (To be signed upon exercise of Option)

To:      Calypte Biomedical Corporation

         The undersigned holder of the attached Option hereby irrevocably elects to exercise the right to purchase _______________ shares of _____________ Stock of Calypte Biomedical Corporation and herewith makes payment of $_________ for those shares, and requests that the certificate for those shares be issued in the name of the undersigned and delivered to the address below the signature of the undersigned. The undersigned hereby affirms the statements and covenants in Section 6 of the Option.

Dated:

- ---------------------------------



                                     (Signature must conform in all respects to name of holder as specified on the face of the attached Option).


                                     -------------------------------------------
                                     Signature
                                     -------------------------------------------
                                     Address
                                     -------------------------------------------

                                   Milestones

                              Pepgen
                           Shares Held     % Held       1       2          3         4         5         6        Total
- ------------------------------------------------------------------------------------------------------------------------
Chih-Ping Liu                 1,850,000    46.72%    46,720    46,720    46,720    11,680    23,360    46,720    221,920
- ------------------------------------------------------------------------------------------------------------------------
Howard M. Johnson             1,000,000    25.25%    25,250    25,250    25,250     6,312    12,625    25,250    119,937
- ------------------------------------------------------------------------------------------------------------------------
Fuller W. Bazer                 800,000    20.20%    20,200    20,200    20,200     5,050    10,100    20,200     95,950
- ------------------------------------------------------------------------------------------------------------------------
Cal-Wood Investments Ltd         60,000     1.52%     1,520     1,520     1,520       381       760     1,520      7,221
- ------------------------------------------------------------------------------------------------------------------------
Frederick M. Haney              250,000     6.31%     6,310     6,310     6,310     1,577     3,155     6,310     29,972
- ------------------------------------------------------------------------------------------------------------------------
Total                         3,960,000   100.00%   100,000   100,000   100,000    25,000    50,000   100,000    475,000
========================================================================================================================